SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2007
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)
(512) 837-7100
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
On June 5, 2007, Citizens, Inc. (“Citizens”) appointed Thomas F. Kopetic, age 47, as its Vice President, Treasurer and Chief Financial Officer. Mr. Kopetic joined Citizens as Vice President, Accounting in September 2006. Prior to that, Mr. Kopetic served as Assistant Vice President and Controller of United Teacher Associates Insurance Company, Austin, Texas, from October 2003, and Finance Manager of Unitrin P&C Insurance Group, Dallas, Texas, from October 1998 to October 2003. Mr. Kopetic succeeded Larry E. Carson, who was appointed Citizens’ Vice President, Financial Reporting and Tax on June 5, 2007.
Citizens does not have an employment or similar agreement with Mr. Kopetic.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements of businesses acquired:

Not applicable.

(b)	Pro Forma financial information:

Not applicable.

(c)	Exhibits:

None.

SIGNATURE
     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC
By:	/s/ Mark A. Oliver
Mark A. Oliver, President

Date: June 8, 2007